Neuberger Berman Alternative Funds®
Supplement to the Prospectus dated February 28, 2015

Neuberger Berman Flexible Select Fund

Effective October 1, 2015, the Fund’s Prospectus is revised as follows:

The “Principal Investment Strategies” section in the Prospectus is deleted and replaced with the following:

To pursue its goal, the Fund normally invests in the equity and fixed income asset classes as well as cash or cash equivalents, such as money market funds. The Fund normally expects to invest 50-90% of its assets in the equity asset class but may allocate without limitation to any asset class. The allocation to the equity asset class is achieved by investing directly in equity securities. The allocation to the fixed income asset class will be achieved by investing in exchange traded funds and affiliated investment companies (each an “Underlying Fund”). In its allocation to the fixed income asset class, the Portfolio Managers may invest in Underlying Funds that provide exposure to different types of fixed income instruments in an attempt to take advantage of tactical market opportunities. Any amount not allocated to the equity or fixed income asset classes is allocated to cash, unaffiliated money market funds, or cash equivalent securities.

The Portfolio Managers will vary the proportion of the Fund allocated to the equity and fixed income asset classes and cash. The Portfolio Managers will make asset allocation decisions using a variety of fundamental and quantitative analyses as well as the views of Neuberger Berman’s asset allocation committee and Neuberger Berman’s fundamental research capabilities, in analyzing the overall investment opportunities and risks among the three asset classes (equities, fixed income, cash/cash equivalents). The Portfolio Managers will adjust asset allocations based on numerous factors, including analysis of historic and projected relative returns, economic factors, volatility forecasts, political trends and other factors impacting global financial markets, as well as the asset allocations of a select group of Neuberger Berman portfolio managers (the “Underlying Managers”).

In selecting its equity securities, the Fund will employ a methodology to systematically extract security selection insights from the Underlying Managers. This methodology attempts to invest in the Underlying Managers’ highest conviction ideas while attempting to manage risk by, among other things, diversifying among industries, sectors and market capitalizations.

The Portfolio Managers, with the support of an internal investment committee (the “Investment Committee”), are responsible for selecting and monitoring the Underlying Managers. Factors for selection of an Underlying Manager include, but are not limited to, performance track record, breadth and depth of team, consistency of investment process, risk discipline, and diversification. Underlying Managers can be changed due to factors including, but not limited to, key personnel changes, significant investment strategy changes or the strategy is no longer used.

The Fund may hold stocks of companies of any market capitalization and in any sector.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

About the Underlying Managers

Most of the Underlying Managers employ a fundamental approach when making investment decisions. They utilize bottom-up, research-driven processes to identify investments that they believe have the ability to deliver value to their shareholders over the long term.  At least one of the Underlying Managers employs a quantitative, model-driven approach to identify investments.  The Underlying Managers may invest in domestic and foreign securities of any market capitalization, including those in emerging markets, and may emphasize any sector or industry. The Underlying Managers invest mainly in equity securities, which may include common stock, preferred stock, REITs and convertible preferred stock.

The following is added to the “Principal Investment Risks” section in the Prospectus:

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it tracks.

The following replaces the first two paragraphs of the “Principal Investment Risks - Risks of Investing in the Affiliated Underlying Fund” section in the Prospectus:

Risks of Investing in the Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. The Fund is exposed to the same principal risks as the affiliated Underlying Funds as well as to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds which could result in the duplication of certain fees, including the management and administration fees. Neuberger Berman Management LLC is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds.

The Fund may invest in affiliated Underlying Funds that invest in fixed income securities and is subject to the following additional risks, in addition to other risks.

The references after the first two paragraphs of the “Principal Investment Risks - Risks of Investing in the Affiliated Underlying Fund” section in the Prospectus to Underlying Fund are made plural.

The following is added to the subsection following the “Principal Investment Risks - Risks of Investing in the Affiliated Underlying Fund” section in the Prospectus:

Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value.

Convertible Securities Risk. The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent an Underlying Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap stocks.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and an Underlying Fund could lose more than the amount it invests. Derivatives can be difficult to value and may at times be highly illiquid, and an Underlying Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that an Underlying Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Certain derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When an Underlying Fund uses derivatives, it will likely be required to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements with respect to the derivatives. The need to segregate assets could limit an Underlying Fund’s ability to pursue other opportunities as they arise. Recent legislation requires new regulation of the derivatives markets and could limit an Underlying Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Distressed Securities Risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. An Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, an Underlying Fund may have no income at all from such investments. The principal value of an investment in an Underlying Fund is not protected or otherwise guaranteed by virtue of the Underlying Fund’s investments in inflation-linked debt securities.

Leverage Risk. Leverage amplifies changes in an Underlying Fund’s net asset value. Derivatives, short positions, and when-issued and delayed-delivery securities may create leverage and can result in losses to an Underlying Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that an Underlying Fund’s use of any leverage will be successful and there is no limit on the amount that the Underlying Fund’s investment exposure can exceed its net assets. It is currently expected that an Underlying Fund’s investment program will have the effect of leveraging the Underlying Fund, sometimes by a significant amount.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and an Underlying Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Underlying Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which an Underlying Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, an Underlying Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which an Underlying Fund has an interest. An Underlying Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, an Underlying Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, an Underlying Fund may acquire a participation interest in a loan that is held by another party. When an Underlying Fund’s loan interest is a participation, the Underlying Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case an Underlying Fund may lose its entire investment.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of an Underlying Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that an Underlying Fund invests in private activity bonds, a part of its dividends will be a Tax Preference Item.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Short Sale Risk. Short sales, at least theoretically, present unlimited loss on an individual security basis, since an Underlying Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because an Underlying Fund may invest the proceeds of a short sale, another effect of short selling on the Underlying Fund is similar to the effect of leverage, in that it amplifies changes in the Underlying Fund’s net asset value since it increases the exposure of the Underlying Fund to the market. An Underlying Fund may not always be able to close out a short position at a favorable time or price. If an Underlying Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Underlying Fund. When an Underlying Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, an Underlying Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). An Underlying Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit an Underlying Fund’s ability to pursue other opportunities as they arise.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

Tender Option Bonds and Related Securities Risk. An Underlying Fund’s use of tender option bonds may reduce the Underlying Fund’s return and/or increase volatility. Investments in tender option bonds expose an Underlying Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

The “Portfolio Manager” section in the Prospectus is deleted and replaced with the following:

Portfolio Managers

The Fund is co-managed by Joseph V. Amato (Managing Director and Chief Investment Officer (Equities) of NBM and President, Chief Executive Officer of NB LLC) and Erik Knutzen (Multi-Asset Class Chief Investment Officer of Neuberger Berman Group LLC and Managing Director of NBM and NBFI). Mr. Amato has managed the Fund since its inception in 2013.  Mr. Knutzen has managed the Fund since October 2015.

The following is added to the “Additional Information about Principal Investment Risks” section in the Prospectus:

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it tracks because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

The following replaces the “Additional Information about Principal Investment Risks - Risks of Investing in the Affiliated Underlying Fund” section in the Prospectus:

Risks of Investing in the Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. The Fund is exposed to the same principal risks as the affiliated Underlying Funds as well as to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds which could result in the duplication of certain fees, including the management and administration fees. Neuberger Berman Management LLC is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds.

The Fund may invest in affiliated Underlying Funds that invest in fixed income securities and is subject to the following additional risks, in addition to other risks.

The following is added to the subsection following the “Additional Information about Principal Investment Risks - Risks of Investing in the Affiliated Underlying Fund” section in the Prospectus:

CoCos Risk. CoCos are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. The unique equity conversion or principal write-down features of CoCos are tailored to the issuer and its regulatory requirements. CoCos typically will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum required by regulations. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, in the event that losses have eroded the issuer’s capital levels to below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write- down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. In addition, CoCos may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.

Convertible Securities Risk. The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and an Underlying Fund could lose its entire investment. In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent an Underlying Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and an Underlying Fund could lose more than the amount it invests; derivatives can have the potential for unlimited losses. Derivatives can be difficult to value and may at times be highly illiquid, and an Underlying Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that an Underlying Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives may involve fees, commissions, or other costs that may reduce an Underlying Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if an Underlying Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. An Underlying Fund also may remain obligated to meet margin requirements until a derivatives position is closed. In addition, an Underlying Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders.
Certain derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When an Underlying Fund uses derivatives, it will likely be required to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements with respect to the derivatives. The need to segregate assets could limit an Underlying Fund’s ability to pursue other opportunities as they arise. Segregated assets may decline in value and are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative an Underlying Fund uses. If an Underlying Fund is required to segregate assets equal to only its obligation under a derivative, the Underlying Fund may use derivatives to a greater extent than if the Underlying

Fund were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although an Underlying Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. An Underlying Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Additional risks associated with certain types of derivatives are discussed below:

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that an Underlying Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that an Underlying Fund needs to sell (or buy) at that limit price.

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent an Underlying Fund enters into non-U.S. currency forward contracts with banks, the Underlying Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Options. When an Underlying Fund writes a covered call option, it assumes the risk that it must sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that an Underlying Fund has written is exercised, the Underlying Fund will experience a gain or loss from the sale of the underlying security. If a call option that an Underlying Fund has written expires unexercised, the Underlying Fund will experience a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.

When an Underlying Fund writes a put option, it assumes the risk that it must purchase the underlying security at an exercise price that may be higher than the market price of the security. If the market price of the underlying security declines, an Underlying Fund would expect to suffer a loss. However, the premium an Underlying Fund received for writing the put should offset a portion of the decline.

If an option that an Underlying Fund has purchased expires unexercised, the Underlying Fund will experience a loss in the amount of the premium it paid.

Swaps. Swap transactions generally do not involve delivery of reference instruments or the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that an Underlying Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Underlying Fund is contractually entitled to receive. When an Underlying Fund sells credit default swaps, however, the risk of loss may be the entire notional amount of the swap. Swap agreements also tend to shift the Underlying Fund’s investment exposure from one type of investment to another.

Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation, which could adversely affect an Underlying Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Changes in the Law Governing Derivatives.  Recent legislation has required the SEC and the CFTC to establish new rules governing the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy. They include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. An Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Inflation-Linked  Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value.
The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, an Underlying Fund may have no income at all from such investments.

Any increase in the principal amount of an inflation-linked debt security will be considered ordinary (taxable) income, even though investors do not receive their principal until maturity.
The principal value of an investment in an Underlying Fund is not protected or otherwise guaranteed by virtue of an Underlying Fund’s investments in inflation-linked debt securities.

Leverage Risk. Leverage amplifies changes in an Underlying Fund’s net asset value. Derivatives, short positions, and when-issued and delayed-delivery securities may create leverage and can result in losses to the Underlying Fund that exceed the amount originally invested and may accelerate the rate of losses. In addition, the costs that an Underlying Fund pays to engage in these practices are additional costs borne by the Underlying Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of an Underlying Fund compared with what it would have been had the Underlying Fund not used leverage. There can be no assurance that an Underlying Fund’s use of any leverage will be successful and there is no limit on the amount that the Underlying Fund’s investment exposure can exceed its net assets. It is currently expected that an Underlying Fund’s investment program will have the effect of leveraging the Underlying Fund, sometimes by a significant amount. When an Underlying Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Underlying Fund to dispose of some of its holdings at unfavorable times or prices.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and an Underlying Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Underlying Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods, which expose an Underlying Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which an Underlying Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, an Underlying Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which an Underlying Fund has an interest. In addition, if a secured loan is foreclosed, an Underlying Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and an Underlying Fund would bear the risk that the collateral may decline in value while the Underlying Fund is holding it.

An Underlying Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, an Underlying Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, an Underlying Fund may acquire a participation interest in a loan that is held by another party. When an Underlying Fund’s loan interest is a participation, the Underlying Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, an Underlying Fund also would be subject to the risk that the party selling the participation interest would not remit the Underlying Fund’s pro rata share of loan payments to the Underlying Fund. It may be difficult for an Underlying Fund to obtain an accurate picture of a lending bank’s financial condition.

Loan interests may not be considered “securities,” and purchasers, such as an Underlying Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price an Underlying Fund desires, and may carry higher transaction costs. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case an Underlying Fund may lose its entire investment. The credit rating of a security may not accurately reflect the actual credit risk associated with such a security.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. To the extent that an Underlying Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that state or U.S. territory or possession may have a significant impact on the Underlying Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance guarantees that interest payments on a municipal security will be made on time and the principal will be repaid when the security matures. Insurance does not, however, protect an Underlying Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets an Underlying Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of an Underlying Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that an Underlying Fund invests in private activity bonds, a part of its dividends will be a Tax Preference Item. Consult your tax adviser for more information.

Generally, an Underlying Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is exempt from federal income tax. If any municipal security held by an Underlying Fund fails to meet such requirements, the interest received by the Underlying Fund from such security and distributed to shareholders would be taxable.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Short Sale Risk. Short sales involve selling a security an Underlying Fund does not own in anticipation that the security’s price will decline. To complete the transaction, an Underlying Fund must borrow the security to make delivery to the buyer. An Underlying Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by an Underlying Fund. If an underlying security goes up in price during the period during which the short position is outstanding, an Underlying Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs an Underlying Fund must pay to a lender of the security.

Short sales, at least theoretically, present unlimited loss on an individual security basis, since an Underlying Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because an Underlying Fund may invest the proceeds of a short sale, another effect of short selling on the Underlying Fund is similar to the effect of leverage, in that it amplifies changes in the Underlying Fund’s net asset value since it increases the exposure of the Underlying Fund to the market and may increase losses and the volatility of returns.

An Underlying Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and an Underlying Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Underlying Fund.

When an Underlying Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, an Underlying Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit an Underlying Fund’s ability to pursue other opportunities as they arise.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Tender Option Bonds and Related Securities Risk. An Underlying Fund’s use of tender option bonds may reduce the Underlying Fund’s return and/or increase volatility. Investments in tender option bonds expose an Underlying Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

The “Information about Additional Risks” section of the Prospectus is deleted and replaced with the following:

The Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, to the extent that the Fund engages in borrowing or securities lending, it will be subject to the additional risks associated with these practices.

Borrowing or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.

When the Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.

Please see the Statement of Additional Information for more information.

The “Management of the Fund - Portfolio Managers” section of the prospectus is deleted and replaced with the following:

Portfolio Managers

Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by each Portfolio Manager, and the Portfolio Managers’ ownership of Fund shares.

Joseph V. Amato, is Chief Investment Officer (Equities) and Managing Director of NBM, and President and Chief Executive Officer of NB LLC. He has held these positions since 2007. Mr. Amato has managed the Fund since its inception in 2013.

Erik Knutzen, CFA, CAIA, is Multi-Asset Class Chief Investment Officer of Neuberger Berman Group LLC and Managing Director of NBM and NBFI. He joined the firm in 2014. Prior to joining the firm, he was the chief investment officer at an investment consulting firm.

The date of this supplement is September 14, 2015.

Please retain this supplement for future reference.
Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com